December 5, 1997

                        SUPPLEMENT TO THE PROSPECTUS OF:

                               PIONEER GOLD SHARES
                             dated February 28, 1997



IV.  MANAGEMENT OF THE FUND

Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

The Fund is covered by a team of managers and analysts which does research for and oversees the management of the Fund. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

Mr. Tripple, the Fund's portfolio manager, had primary responsibility for the day-to-day management of the Fund since its inception. On December 1, 1997, Mr. Michael P. Bradshaw, the Fund's assistant portfolio manager and a Vice President of PMC, assumed this responsibility. Mr. Bradshaw joined PMC in July of 1997 and has four years of investment experience. During these four years he worked as a financial analyst and as a research associate within the equity research department of a major Canadian securities firm. Prior to this time, he was an associate and a partner with an investor relations group for two years and an exploration geologist for six years.




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                                             (C) Pioneer Funds Distributor, Inc.